Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

September 30, 2023

A.	Financial Highlights
	Condensed Consolidated Balance Sheets	1
	Consolidated Statements of Operations	2
	Quarterly Summary - Most Recent 5 Quarters	3
	Non-GAAP Financial Measures
	Reconciliation from Net Income Available to Common Stockholders to Non-GAAP Operating Income (Loss) Available to Common Stockholders	5
	Summary of Adjustments to Arrive at Non-GAAP Operating Income (Loss) Available to Common Stockholders	6
	Quarterly Summary - Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income (Loss) Available to Common Stockholders	7
	Quarterly Summary - Summary of Adjustments to Arrive at Non-GAAP Operating Income (Loss) Available to Common Stockholders	8
	Capitalization/Book Value per Common Share	9
	Spread Results	10
	Investment Yields	10

B.	Product Summary
	Summary of Cost of Money for Deferred Annuities	11
	Annuity Account Balance Rollforward	11
	MRB Liability	12
	Account Values Subject to Recurring Fees Under Reinsurance Agreements	12
	Annuity Deposits by Product Type	13
	Surrender Charge Protection and Account Values by Product Type	13
	Annuity Liability Characteristics	14

C.	Investment Summary
	Summary of Invested Assets	16
	Credit Quality of Fixed Maturity Securities	16
	Watch List Securities	17
	Fixed Maturity Securities by Sector	18
	Mortgage Loans on Real Estate	19

D.	Shareholder Information	21

E.	Research Analyst Coverage	22
Effective January 1, 2023, American Equity Investment Life Holding Company (the “Company”) adopted Accounting Standards Update 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts (LDTI). The Company applied this guidance as of the transition date of January 1, 2021, and retrospectively adjusted prior period amounts to reflect the new guidance. The prior period numbers within this financial supplement have been recast, to the extent impacted by LDTI, from the original financial supplements published by the Company.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2023
Unaudited (Dollars in thousands)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2023	December 31, 2022
Assets
Investments:
Fixed maturity securities, available for sale, at fair value	$32,084,932	$39,804,617
Mortgage loans on real estate	7,494,983	6,949,027
Real estate investments	1,302,185	1,056,063
Limited partnerships and limited liability companies	1,763,551	1,266,779
Derivative instruments	733,784	431,727
Other investments	1,207,672	1,817,085
Total investments	44,587,107	51,325,298

Cash and cash equivalents	10,188,438	1,919,669
Coinsurance deposits	14,628,884	13,254,956
Market risk benefits	346,515	229,871
Accrued investment income	443,642	497,851
Deferred policy acquisition costs	2,933,304	2,773,643
Deferred sales inducements	2,257,064	2,045,683
Deferred income taxes	425,398	438,434
Income taxes recoverable	55,498	55,498
Other assets	847,047	642,696
Total assets	$76,712,897	$73,183,599

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$60,226,094	$58,781,836
Market risk benefits	2,552,907	2,455,492
Other policy funds and contract claims	196,299	512,790
Notes and loan payable	787,098	792,073
Subordinated debentures	79,017	78,753
Funds withheld for reinsurance liabilities	8,139,724	6,577,426
Other liabilities	2,655,213	1,614,479
Total liabilities	74,636,352	70,812,849

Stockholders' equity:
Preferred stock, Series A	16	16
Preferred stock, Series B	12	12
Common stock	78,974	84,810
Additional paid-in capital	1,071,907	1,325,316
Accumulated other comprehensive loss	(4,425,695)	(3,746,230)
Retained earnings	5,328,362	4,685,593
Total stockholders' equity attributable to American Equity Investment Life Holding Company	2,053,576	2,349,517
Noncontrolling interests	22,969	21,233
Total stockholders' equity	2,076,545	2,370,750
Total liabilities and stockholders' equity	$76,712,897	$73,183,599

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2023
Unaudited (Dollars in thousands, except per share data)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenues:
Premiums and other considerations	$2,657	$2,839	$9,310	$16,748
Annuity product charges	84,316	60,819	218,549	168,688
Net investment income	586,614	609,737	1,690,622	1,769,468
Change in fair value of derivatives	(383,026)	(176,671)	(94,397)	(1,160,371)
Net realized losses on investments	(44,672)	(15,860)	(97,138)	(62,259)
Other revenue	20,763	10,988	53,893	29,213
Total revenues	266,652	491,852	1,780,839	761,487

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,193	6,659	14,526	27,272
Interest sensitive and index product benefits	193,686	68,982	373,984	497,245
Market risk benefits (gains) losses	(296,114)	77,579	(256,544)	(29,806)
Amortization of deferred sales inducements	48,354	46,223	141,906	136,004
Change in fair value of embedded derivatives	(451,806)	(415,374)	166,398	(2,695,007)
Interest expense on notes and loan payable	12,003	8,984	34,248	21,870
Interest expense on subordinated debentures	1,340	1,333	4,014	3,996
Amortization of deferred policy acquisition costs	70,561	71,726	207,272	217,180
Other operating costs and expenses	76,630	59,470	226,331	177,137
Total benefits and expenses	(343,153)	(74,418)	912,135	(1,644,109)
Income before income taxes	609,805	566,270	868,704	2,405,596
Income tax expense	133,691	121,380	193,335	517,952
Net income	476,114	444,890	675,369	1,887,644
Less: Net income (loss) available to noncontrolling interests	(42)	1	(156)	(3)
Net income available to American Equity Investment Life Holding Company stockholders	476,156	444,889	675,525	1,887,647
Less: Preferred stock dividends	10,918	10,918	32,756	32,756
Net income available to American Equity Investment Life Holding Company common stockholders	$465,238	$433,971	$642,769	$1,854,891

Earnings per common share	$5.96	$4.95	$8.06	$20.09
Earnings per common share - assuming dilution	$5.82	$4.90	$7.92	$19.89

Weighted average common shares outstanding (in thousands):
Earnings per common share	78,034	87,707	79,719	92,339
Earnings per common share - assuming dilution	79,952	88,581	81,191	93,270

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2023
Unaudited (Dollars in thousands, except per share data)

Quarterly Summary - Most Recent 5 Quarters

	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022
Revenues:
Traditional life insurance premiums	$1,842	$629	$698	$626	$634
Life contingent immediate annuity considerations	815	1,887	3,439	2,365	2,205
Surrender charges	45,550	33,777	26,542	22,030	19,783
Lifetime income benefit rider fees	38,766	37,865	36,049	39,636	41,036
Net investment income	586,614	542,685	561,323	537,995	609,737
Change in fair value of derivatives	(383,026)	242,739	45,890	22,243	(176,671)
Net realized gains (losses) on investments	(44,672)	(24,679)	(27,787)	14,411	(15,860)
Other revenue (a)	20,763	16,736	16,394	13,032	10,988
Total revenues	266,652	851,639	662,548	652,338	491,852

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits (b)	3,623	940	1,206	944	118
Life contingent immediate annuity benefits and change in future policy benefits (c)	(1,430)	4,185	6,002	5,004	6,541
Interest sensitive and index product benefits	193,686	122,387	57,911	57,626	68,982
Market risk benefits (gains) losses (d)	(296,114)	(144,124)	183,694	33,490	77,579
Amortization of deferred sales inducements	48,354	46,951	46,601	45,966	46,223
Change in fair value of embedded derivatives (e)	(451,806)	213,764	404,440	342,409	(415,374)
Interest expense on notes payable	12,003	11,227	11,018	10,228	8,984
Interest expense on subordinated debentures	1,340	1,338	1,336	1,335	1,333
Amortization of deferred policy acquisition costs	70,561	68,476	68,235	66,831	71,726
Other operating costs and expenses	76,630	75,697	74,004	62,389	59,470
Total benefits and expenses	(343,153)	400,841	854,447	626,222	(74,418)
Income (loss) before income taxes	609,805	450,798	(191,899)	26,116	566,270
Income tax expense (benefit)	133,691	95,652	(36,008)	(6,817)	121,380
Net income (loss) (b)(c)(d)(e)	476,114	355,146	(155,891)	32,933	444,890
Less: Net income (loss) available to noncontrolling interests	(42)	(217)	103	361	1
Net income (loss) available to American Equity Investment Life Holding Company stockholders (b)(c)(d)(e)	476,156	355,363	(155,994)	32,572	444,889
Less: Preferred stock dividends	10,918	10,919	10,919	10,919	10,918
Net income (loss) available to American Equity Investment Life Holding Company common stockholders (b)(c)(d)(e)	$465,238	$344,444	$(166,913)	$21,653	$433,971

Earnings (loss) per common share	$5.96	$4.43	$(2.00)	$0.25	$4.95
Earnings (loss) per common share - assuming dilution (b)(c)(d)(e)	$5.82	$4.36	$(2.00)	$0.25	$4.90

Weighted average common shares outstanding (thousands):
Earnings (loss) per common share	78,034	77,767	83,417	85,274	87,707
Earnings (loss) per common share - assuming dilution	79,952	78,928	83,417	86,402	88,581
(a)Other revenue consists of reinsurance related fee revenue including asset liability management fees and amortization of the deferred gain associated with the cost of reinsurance.
(b)Q3 2023 includes expense from the update of assumptions used in determining the deferred profit liability. The impact increased traditional life insurance policy benefits and change in future policy benefits by $2.3 million and decreased both net income and net income available to common stockholders by $1.8 million and decreased earnings per common share - assuming dilution by $0.02 per share.
Q3 2022 includes benefit from the update of assumptions used in determining the deferred profit liability. The impact decreased traditional life insurance policy benefits and change in future policy benefits by $0.5 million and increased both net income and net income available to common stockholders by $0.4 million and did not impact earnings per common share - assuming dilution.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2023
Unaudited (Dollars in thousands, except per share data)

(c)Q3 2023 includes benefit from the update of assumptions used in determining the liability for future policyholder benefits. The impact decreased life contingent immediate annuity benefits and change in future policy benefits by $4.6 million and increased both net income and net income available to common stockholders by $3.6 million and increased earnings per common share - assuming dilution by $0.05 per share.
Q3 2022 includes expense from the update of assumptions used in determining the liability for future policyholder benefits. The impact increased life contingent immediate annuity benefits and change in future policy benefits by $1.3 million and decreased both net income and net income available to common stockholders by $1.0 million and decreased earnings per common share - assuming dilution by $0.01 per share.
(d)Q3 2023 includes benefit from the update of assumptions used in determining the reserves held for market risk benefits. The impact decreased market risk benefits (gains) losses by $63.3 million and increased both net income and net income available to common stockholders by $49.7 million and increased earnings per common share - assuming dilution by $0.62 per share.
Q3 2022 includes expense from the update of assumptions used in determining the reserves held for market risk benefits. The impact increased market risk benefits (gains) losses by $229.4 million and decreased both net income and net income available to common stockholders by $181.3 million and decreased earnings per common share - assuming dilution by $2.05 per share.
(e)Q3 2023 includes expense from the update of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact increased change in fair value of embedded derivatives by $84.4 million and decreased both net income and net income available to common stockholders by $66.2 million and decreased earnings per common share - assuming dilution by $0.83 per share.
Q3 2022 includes benefit from the update of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact decreased change in fair value of embedded derivatives by $94.8 million and increased both net income and net income available to common stockholders by $74.4 million and increased earnings per common share - assuming dilution by $0.84 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2023
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
In addition to net income available to common stockholders, we have consistently utilized non-GAAP operating income (loss) available to common stockholders and non-GAAP operating income (loss) available to common stockholders per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Non-GAAP operating income (loss) available to common stockholders equals net income available to common stockholders adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. The most significant adjustments to arrive at non-GAAP operating income (loss) available to common stockholders eliminate the impact of fair value accounting for our fixed index annuity business. These adjustments are not economic in nature but rather impact the timing of reported results. We believe the combined presentation and evaluation of non-GAAP operating income (loss) available to common stockholders together with net income available to common stockholders provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income Available to Common Stockholders to Non-GAAP Operating Income (Loss) Available to Common Stockholders

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net income available to American Equity Investment Life Holding Company common stockholders	$465,238	$433,971	$642,769	$1,854,891
Adjustments to arrive at non-GAAP operating income (loss) available to common stockholders:
Net realized losses on financial assets, including credit losses	46,771	16,945	93,892	67,724
Change in fair value of derivatives and embedded derivatives	(115,747)	(400,952)	(34,361)	(1,718,972)
Capital markets impact on the change in fair value of market risk benefits	(290,558)	(179,509)	(338,308)	(395,926)
Net investment income	(1,746)	—	372	—
Other revenue	5,969	—	17,907	—
Expenses incurred related to acquisition	9,714	—	9,714	—
Income taxes	75,879	120,802	55,487	441,836
Non-GAAP operating income (loss) available to common stockholders	$195,520	$(8,743)	$447,472	$249,553
Impact of excluding notable items (a)	$(20,958)	$181,890	$(2,500)	$181,890

Per common share - assuming dilution:
Net income available to American Equity Investment Life Holding Company common stockholders	$5.82	$4.90	$7.92	$19.89
Adjustments to arrive at non-GAAP operating income (loss) available to common stockholders:
Net realized losses on financial assets, including credit losses	0.58	0.19	1.16	0.73
Change in fair value of derivatives and embedded derivatives	(1.44)	(4.52)	(0.42)	(18.43)
Capital markets impact on the change in fair value of market risk benefits	(3.63)	(2.03)	(4.17)	(4.25)
Net investment income	(0.02)	—	—	—
Other revenue	0.07	—	0.22	—
Expenses incurred related to acquisition	0.12	—	0.12	—
Income taxes	0.95	1.36	0.68	4.74
Non-GAAP operating income (loss) available to common stockholders	$2.45	$(0.10)	$5.51	$2.68
Impact of excluding notable items (a)	$(0.26)	$2.05	$(0.03)	$1.95

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Notable items impacting non-GAAP operating income (loss) available to common stockholders:
Expense associated with strategic incentive award	$6,610	$—	$25,068	$—
Impact of actuarial assumption updates	(27,568)	181,890	(27,568)	181,890
Total notable items (a)	$(20,958)	$181,890	$(2,500)	$181,890

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2023
Unaudited (Dollars in thousands, except per share data)

(a)Notable items reflect the after-tax increase (decrease) to non-GAAP operating income (loss) available to common stockholders for certain matters where more detail may help investors better understand, evaluate, and forecast results.
For the three months ended September 30, 2023 and 2022, non-GAAP operating income (loss) available to common stockholders would decrease $21.0 million and increase $181.9 million, respectively, if we were to exclude the impact of notable items.
For the nine months ended September 30, 2023 and 2022, non-GAAP operating income (loss) available to common stockholders would decrease $2.5 million and increase $181.9 million, respectively, if we were to exclude the impact of notable items.
NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income (Loss) Available to Common Stockholders

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net realized losses on financial assets, including credit losses:
Net realized losses on financial assets, including credit losses	$46,771	$16,945	$93,892	$67,724
Income taxes	(10,056)	(3,643)	(20,187)	(14,560)
	$36,715	$13,302	$73,705	$53,164
Change in fair value of derivatives and embedded derivatives:
Fixed index annuities	$12,979	$(299,168)	$58,831	$(1,218,988)
Reinsurance contracts	(128,726)	(116,230)	(84,096)	(518,096)
Interest rate swaps	—	14,446	(9,096)	18,112
Income taxes	26,461	85,850	8,956	371,271
	$(89,286)	$(315,102)	$(25,405)	$(1,347,701)
Capital market impact on the fair value of market risk benefits:
Capital markets impact on the change in fair value of market risk benefits	$(318,409)	$(197,977)	$(401,846)	$(433,651)
Amortization of capital markets impact on the fair value of market risk benefits	27,851	18,468	63,538	37,725
Income taxes	62,470	38,595	72,736	85,125
	$(228,088)	$(140,914)	$(265,572)	$(310,801)
Net investment income:
Income associated with assets transferred under reinsurance treaty	$(1,746)	$—	$372	$—
Income taxes	375	—	(80)	—
	$(1,371)	$—	$292	$—
Other revenue:
Amortization of deferred fees associated with reinsurance treaties	$5,969	$—	$17,907	$—
Income taxes	(1,283)	—	(3,850)	—
	$4,686	$—	$14,057	$—
Other operating costs and expenses:
Expenses incurred related to acquisition	$9,714	$—	$9,714	$—
Income taxes	(2,088)	—	(2,088)	—
	$7,626	$—	$7,626	$—

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2023
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters
Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income (Loss) Available to Common Stockholders

	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022
Net income (loss) available to American Equity Investment Life Holding Company common stockholders	$465,238	$344,444	$(166,913)	$21,653	$433,971
Adjustments to arrive at non-GAAP operating income (loss) available to common stockholders:
Net realized (gains) losses on financial assets, including credit losses	46,771	22,737	24,384	(19,460)	16,945
Change in fair value of derivatives and embedded derivatives	(115,747)	(124,816)	206,202	169,767	(400,952)
Capital markets impact on the change in fair value of market risk benefits	(290,558)	(184,700)	136,950	2,309	(179,509)
Net investment income	(1,746)	4,609	(2,491)	1,476	—
Other revenue	5,969	5,969	5,969	5,969	—
Expenses incurred related to acquisition	9,714	—	—	—	—
Income taxes	75,879	59,373	(79,765)	(39,998)	120,802
Non-GAAP operating income (loss) available to common stockholders (c)(d)(e)	$195,520	$127,616	$124,336	$141,716	$(8,743)
Impact of excluding notable items (a)	$(20,958)	$8,892	$9,566	$—	$181,890

Per common share - assuming dilution:
Net income (loss) available to American Equity Investment Life Holding Company common stockholders	$5.82	$4.36	$(2.00)	$0.25	$4.90
Adjustments to arrive at non-GAAP operating income (loss) available to common stockholders:
Anti-dilutive impact for losses (b)	—	—	0.03	—	—
Net realized (gains) losses on financial assets, including credit losses	0.58	0.29	0.29	(0.23)	0.19
Change in fair value of derivatives and embedded derivatives	(1.44)	(1.58)	2.43	1.96	(4.52)
Capital markets impact on the change in fair value of market risk benefits	(3.63)	(2.34)	1.62	0.03	(2.03)
Net investment income	(0.02)	0.06	(0.03)	0.02	—
Other revenue	0.07	0.08	0.07	0.07	—
Expenses incurred related to acquisition	0.12	—	—	—	—
Income taxes	0.95	0.75	(0.94)	(0.46)	1.36
Non-GAAP operating income (loss) available to common stockholders (c)(d)(e)	$2.45	$1.62	$1.47	$1.64	$(0.10)
Impact of excluding notable items (a)	$(0.26)	$0.11	$0.11	$—	$2.05
Notable Items

	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022
Notable items impacting non-GAAP operating income (loss) available to common stockholders:
Expense associated with strategic incentive award	$6,610	$8,892	$9,566	$—	$—
Impact of actuarial assumption updates	(27,568)	—	—	—	181,890
Total notable items (a)	$(20,958)	$8,892	$9,566	$—	$181,890
(a)Notable items reflect the after-tax increase (decrease) to non-GAAP operating income (loss) available to common stockholders for certain matters where more detail may help investors better understand, evaluate, and forecast results. For the three months ended September 30, 2023, June 30, 2023, March 31, 2023 and September 30, 2022, non-GAAP operating income available to common stockholders would decrease $21.0 million and increase $8.9 million, $9.6 million and $181.9 million, respectively, if we were to exclude the impact of notable items.
(b)For periods with a loss, dilutive shares were not included in the calculation as inclusion of such shares would have an anti-dilutive effect.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2023
Unaudited (Dollars in thousands, except per share data)

(c)Q3 2023 includes expense from the update of assumptions used in determining the deferred profit liability. The impact increased traditional life insurance policy benefits and change in future policy benefits by $2.3 million and decreased non-GAAP operating income available to common stockholders by $1.8 million and decreased non-GAAP operating earnings per common share - assuming dilution by $0.02 per share.
Q3 2022 includes benefit from the update of assumptions used in determining the deferred profit liability. The impact decreased traditional life insurance policy benefits and change in future policy benefits by $0.5 million and increased non-GAAP operating income available to common stockholders by $0.4 million and did not impact non-GAAP operating earnings per common share - assuming dilution.
(d)Q3 2023 includes benefit from the update of assumptions used in determining the liability for future policyholder benefits. The impact decreased life contingent immediate annuity benefits and change in future policy benefits by $4.6 million and increased non-GAAP operating income available to common stockholders by $3.6 million and increased non-GAAP operating earnings per common share - assuming dilution by $0.05 per share.
Q3 2022 includes expense from the update of assumptions used in determining the liability for future policyholder benefits. The impact increased life contingent immediate annuity benefits and change in future policy benefits by $1.3 million and decreased non-GAAP operating income available to common stockholders by $1.0 million and decreased non-GAAP operating earnings per common share - assuming dilution by $0.01 per share.
(e)Q3 2023 includes benefit from the update of assumptions used in determining the reserves held for market risk benefits. The impact decreased market risk benefits (gains) losses by $32.8 million and increased non-GAAP operating income available to common stockholders by $25.8 million and increased non-GAAP operating earnings per common share - assuming dilution by $0.32 per share.
Q3 2022 includes expense from the update of assumptions used in determining the reserves held for market risk benefits. The impact increased market risk benefits (gains) losses by $231.0 million and decreased non-GAAP operating income available to common stockholders by $181.3 million and decreased non-GAAP operating earnings per common share - assuming dilution by $2.05 per share.
NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income (Loss) Available to Common Stockholders

	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022
Net realized (gains) losses on investments	$44,672	$24,679	$27,787	$(14,411)	$15,860
Net investment income	(1,746)	4,609	(2,491)	1,476	—
Other revenue	5,969	5,969	5,969	5,969	—
Change in fair value of derivatives	336,059	(338,579)	(198,239)	(172,643)	14,423
Increase (decrease) in total revenues	384,954	(303,322)	(166,974)	(179,609)	30,283

Change in fair value of embedded derivatives	451,806	(213,764)	(404,440)	(342,409)	415,374
Market risk benefits (gains) losses	290,558	184,700	(136,950)	(2,309)	179,509
Interest sensitive and index product benefits (a)	(2,099)	1,943	3,402	5,048	(1,084)
Other operating costs and expenses	(9,714)	—	—	—	—
Increase (decrease) in total benefits and expenses	730,551	(27,121)	(537,988)	(339,670)	593,799
Increase (decrease) in income (loss) before income taxes	(345,597)	(276,201)	371,014	160,061	(563,516)
Increase (decrease) in income tax expense benefit	(75,879)	(59,373)	79,765	39,998	(120,802)
Increase (decrease) in net income (loss) available to common stockholders	$(269,718)	$(216,828)	$291,249	$120,063	$(442,714)
(a)Interest sensitive and index product benefits adjustment reflects the change in the allowance for credit losses on our reinsurance recoverable/coinsurance deposits. The change in this allowance is reflected in the net realized (gains) losses of financial assets, including credit losses line in the other Non-GAAP financial measures tables in this financial supplement.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2023
Unaudited (Dollars in thousands, except share and per share data)

Capitalization/Book Value per Common Share

	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022
Capitalization:
Notes and loan payable	$800,000	$800,000	$800,000	$800,000	$800,000
Subordinated debentures payable to subsidiary trusts	79,017	78,927	78,839	78,753	78,668
Total debt	879,017	878,927	878,839	878,753	878,668
Total stockholders’ equity attributable to American Equity Investment Life Holding Company	2,053,576	2,571,915	2,605,485	2,349,517	2,157,667
Total capitalization	2,932,593	3,450,842	3,484,324	3,228,270	3,036,335
Accumulated other comprehensive loss (AOCI)	4,425,695	3,425,248	3,036,429	3,746,230	3,984,496
Total capitalization excluding AOCI (a)	$7,358,288	$6,876,090	$6,520,753	$6,974,500	$7,020,831

Total stockholders’ equity attributable to American Equity Investment Life Holding Company	$2,053,576	$2,571,915	$2,605,485	$2,349,517	$2,157,667
Equity available to preferred stockholders (b)	(700,000)	(700,000)	(700,000)	(700,000)	(700,000)
Total common stockholders' equity (c)	1,353,576	1,871,915	1,905,485	1,649,517	1,457,667
Accumulated other comprehensive loss	4,425,695	3,425,248	3,036,429	3,746,230	3,984,496
Total common stockholders’ equity excluding AOCI (c)	5,779,271	5,297,163	4,941,914	5,395,747	5,442,163
Net impact of fair value accounting for derivatives and embedded derivatives	(1,689,153)	(1,587,599)	(1,490,297)	(1,652,169)	(1,721,324)
Net capital markets impact on the fair value of market risk benefits	(866,530)	(638,442)	(493,452)	(600,958)	(602,772)
Total common stockholders’ equity excluding AOCI and the net impact of fair value accounting for fixed index annuities (c)	$3,223,588	$3,071,122	$2,958,165	$3,142,620	$3,118,067

Common shares outstanding	78,974,095	78,047,941	77,753,194	84,810,255	85,966,505

Book Value per Common Share: (d)
Book value per common share	$17.14	$23.98	$24.51	$19.45	$16.96
Book value per common share excluding AOCI (c)	$73.18	$67.87	$63.56	$63.62	$63.31
Book value per common share excluding AOCI and the net impact of fair value accounting for fixed index annuities (c)	$40.82	$39.35	$38.05	$37.05	$36.27

Debt-to-Capital Ratios: (e)
Senior debt / Total capitalization	10.9%	11.6%	12.3%	11.5%	11.4%
Total debt / Total capitalization	11.9%	12.8%	13.5%	12.6%	12.5%
(a)Total capitalization excluding AOCI, a non-GAAP financial measure, is based on stockholders' equity excluding the effect of AOCI.
(b)Equity available to preferred stockholders is equal to the redemption value of outstanding preferred stock plus share dividends declared but not yet issued.
(c)Total common stockholders' equity, total common stockholders' equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for fixed index annuities, non-GAAP financial measures, exclude equity available to preferred stockholders. Total common stockholders’ equity and book value per common share excluding AOCI, non-GAAP financial measures, are based on common stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale securities, we believe these non-GAAP financial measures provide useful supplemental information. Total common stockholders' equity and book value per common share excluding AOCI and the net impact of fair value accounting for fixed index annuities, non-GAAP financial measures, are based on common stockholders' equity excluding AOCI and the net impact of fair value accounting for fixed index annuities. Since the net impact of fair value accounting for our fixed index annuity business is not economic in nature but rather impact the timing of reported results, we believe these non-GAAP financial measures provide useful supplemental information.
(d)Book value per common share including and excluding AOCI and book value per common share excluding AOCI and the net impact of fair value accounting for fixed index annuities are calculated as total common stockholders’ equity, total common stockholders’ equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for fixed index annuities divided by the total number of shares of common stock outstanding.
(e)Debt-to-capital ratios are computed using total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2023
Unaudited (Dollars in thousands)

Spread Results

Nine Months Ended September 30,
2023	2022		Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022
4.52%	4.33%	Average yield on invested assets	4.69%	4.42%	4.48%	4.30%	4.48%
1.87%	1.69%	Aggregate cost of money	1.96%	1.85%	1.81%	1.76%	1.75%
2.65%	2.64%	Aggregate investment spread	2.73%	2.57%	2.67%	2.54%	2.73%

		Impact of:
0.01%	0.04%	Investment yield - additional prepayment income	—%	0.01%	—%	0.01%	0.03%
0.03%	0.02%	Cost of money effect of over hedging	0.05%	0.03%	—%	—%	—%

$49,430,113	$54,553,196	Weighted average investments	$49,528,255	$49,125,197	$49,304,219	$50,040,228	$54,378,154
49,658,435	54,056,886	Ending investments	49,658,435	49,398,076	48,852,319	49,811,623	54,056,886
Weighted average investments include fixed maturity securities at amortized cost and mortgage loans on real estate and other investments at carrying values as reflected in the consolidated balance sheets. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Investment Yields

Nine Months Ended September 30,
2023	2022		Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022
		Investment income:
$1,606,636	$1,597,011	Fixed income (a)	$539,584	$533,930	$533,122	$511,077	$547,326
69,562	173,533	Mark-to-market private asset income (a)	40,900	9,035	19,627	26,816	61,671
$1,676,198	$1,770,544	Total non-GAAP investment income (b)	$580,484	$542,965	$552,749	$537,893	$608,997

		Investment yield:
4.56%	4.01%	Fixed income investment yield	4.61%	4.57%	4.52%	4.26%	4.16%
3.75%	16.44%	Mark-to-market private asset yield	6.12%	1.48%	3.61%	5.29%	13.89%
4.52%	4.33%	Total investment yield	4.69%	4.42%	4.48%	4.30%	4.48%

		Weighted average investments:
$46,959,205	$53,146,050	Fixed income investments	$46,853,771	$46,684,803	$47,129,120	$48,012,311	$52,602,319
2,470,908	1,407,146	Mark-to-market private assets	2,674,484	2,440,394	2,175,099	2,027,917	1,775,835
$49,430,113	$54,553,196	Total weighted average investments	$49,528,255	$49,125,197	$49,304,219	$50,040,228	$54,378,154
(a)Net of investment expenses
(b)Non-GAAP investment income is comprised of GAAP Net investment income adjusted to remove income associated with cash held by the Parent Company for corporate activities and to gross up income related to the tax benefit of tax exempt investment income, in addition to the adjustments shown in the reconciliation of Net income to Non-GAAP Operating income (loss) on page 5. The net impact of the adjustments for income associated with cash held by the Holding Company and tax exempt investment income was $4,384 thousand in Q3 2023, $4,329 thousand in Q2 2023, $6,083 thousand in Q1 2023, $1,578 thousand in Q4 2022, and $740 thousand in Q3 2022, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2023
Unaudited (Dollars in thousands, except per share data)

Summary of Cost of Money for Deferred Annuities

Nine Months Ended September 30,
2023	2022		Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022
		Included in interest sensitive and index product benefits:
$189,934	$301,431	Index credits	$120,894	$65,507	$3,533	$3,861	$4,648
175,097	184,487	Interest credited	61,546	57,235	56,316	56,402	62,383
		Included in change in fair value of derivatives:
(199,800)	(308,072)	Proceeds received at option expiration	(126,750)	(69,449)	(3,601)	(4,061)	(4,865)
496,866	492,669	Pro rata amortization of option cost	175,603	163,992	157,271	154,463	167,197
$662,097	$670,515	Cost of money for deferred annuities	$231,293	$217,285	$213,519	$210,665	$229,363

$47,273,505	$52,811,080	Weighted average liability balance outstanding	$47,280,339	$47,086,271	$47,266,672	$47,802,219	$52,337,208
Annuity Account Balance Rollforward

Nine Months Ended September 30,
2023	2022		Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022
$47,504,615	$53,191,277	Account balances at beginning of period	$47,143,582	$47,031,605	$47,504,615	$51,913,689	$52,762,558
—	(257,779)	Reserves ceded - in-force	—	—	—	(3,810,982)	(257,779)
47,504,615	52,933,498	Account balance at beginning of period, net of reinsurance ceded	47,143,582	47,031,605	47,504,615	48,102,707	52,504,779
3,273,742	1,734,231	Net deposits	1,366,125	1,174,953	732,664	613,084	496,940
353,287	74,074	Premium bonuses	171,164	136,856	45,267	33,617	27,385
365,031	485,918	Fixed interest credited and index credits	182,440	122,742	59,849	60,263	67,031
(105,869)	(50,669)	Surrender charges	(45,550)	(33,777)	(26,542)	(22,030)	(19,783)
(112,680)	(118,019)	Lifetime income benefit rider fees	(38,766)	(37,865)	(36,049)	(39,636)	(41,036)
(3,858,709)	(3,145,344)	Surrenders, withdrawals, deaths, etc.	(1,359,578)	(1,250,932)	(1,248,199)	(1,243,390)	(1,121,627)
$47,419,417	$51,913,689	Account balances at end of period	$47,419,417	$47,143,582	$47,031,605	$47,504,615	$51,913,689

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2023
Unaudited (Dollars in thousands, except per share data)

MRB Liability

Nine Months Ended September 30,
2023	2022		Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022
$1,521,954	$2,362,947	MRB balance at beginning of period	$1,587,694	$1,632,918	$1,521,954	$1,762,629	$1,721,376
—	4,496	Reserves ceded - in-force	—	—	—	(331,020)	4,496
(2,202)	6,199	Issuances	(3,052)	(2,071)	2,921	1,230	1,366
95,288	42,288	Interest accrual	32,355	33,374	29,559	23,910	20,626
85,798	87,901	Attributed fees collected	29,354	28,247	28,197	29,585	29,010
—	—	Benefits payments	—	—	—	—	—
(368,525)	(433,651)	Effect of changes in interest rates and equity markets	(284,238)	(202,709)	118,422	(16,236)	(197,978)
(69,648)	268,853	Effect of changes in assumptions and policyholder behavior	(70,544)	(974)	1,870	(5,023)	224,522
205,606	(576,404)	Effect of changes in instrument specific credit risk	176,702	98,909	(70,005)	56,879	(40,789)
1,468,271	1,762,629	MRB balance at end of period, net (a)	1,468,271	1,587,694	1,632,918	1,521,954	1,762,629

1,103,860	767,862	MRB net deferred capital markets impact, end of period	1,103,860	813,302	628,602	765,552	767,862
$2,572,131	$2,530,491	Non-GAAP MRB balance, end of period (b)	$2,572,131	$2,400,996	$2,261,520	$2,287,506	$2,530,491
(a)The MRB balance is the MRB liability net of the MRB asset and reinsurance recoverable asset associated with the ceded MRB. The reinsurance recoverable asset associated with the ceded MRB is included in coinsurance deposits on the Consolidated Balance Sheet.
(b)Non-GAAP MRB balance is comprised of the GAAP MRB balance adjusted for the pre-tax cumulative effect of the deferral of capital markets impact on the fair value of MRB. See page 9 for the non-GAAP definition and reconciliation of total common stockholders' equity to total common stockholders' equity excluding AOCI and the net impact of fair value accounting for fixed index annuities which includes the adjustment for the after-tax cumulative effect of the deferral of capital markets impact on the fair value of MRB.
Account Values Subject to Recurring Fees Under Reinsurance Agreements

Nine Months Ended September 30,
2023	2022		Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022
$9,642,336	$4,660,690	Account value of business ceded subject to fee income at beginning of period	$10,863,738	$10,155,767	$9,642,336	$5,612,098	$5,065,538
—	257,779	In-force account value ceded subject to fee income	—	—	—	3,810,982	257,779
2,325,594	693,629	Premiums on business ceded subject to fee income	870,021	821,413	634,160	351,971	288,781
(375,263)	—	Disbursements on business ceded subject to fee income	(141,092)	(113,442)	(120,729)	(132,715)	—
$11,592,667	$5,612,098	Account value of business ceded subject to fee income at end of period	$11,592,667	$10,863,738	$10,155,767	$9,642,336	$5,612,098

$71,800	$29,213	Non-GAAP operating revenue associated with recurring fees (a)	$26,732	$22,705	$22,363	$19,001	$10,988
(a)Non-GAAP operating revenue associated with recurring fees is comprised of GAAP Other Revenue adjusted for the amortization of gains on assets transferred under a reinsurance transaction. See page 7 for the reconciliation of Net Income (Loss) to Non-GAAP Operating Income (Loss) and page 8 for the summary of adjustments to arrive at Non-GAAP Operating Income (Loss).

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2023
Unaudited (Dollars in thousands)

Annuity Deposits by Product Type

Nine Months Ended September 30,
2023	2022		Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022
		American Equity Life:
$3,922,839	$2,055,120	Fixed index annuities	$1,715,362	$1,471,638	$735,839	$637,021	$627,444
1,777	3,473	Annual reset fixed rate annuities	250	834	693	1,856	1,271
206,193	7,295	Multi-year fixed rate annuities	13,127	37,032	156,034	49,216	4,465
915	18,441	Single premium immediate annuities	210	278	427	494	1,915
4,131,724	2,084,329		1,728,949	1,509,782	892,993	688,587	635,095
		Eagle Life:
1,133,303	333,507	Fixed index annuities	498,431	406,273	228,599	145,772	102,379
3,039	150	Annual reset fixed rate annuities	—	1,770	1,269	230	143
341,777	17,147	Multi-year fixed rate annuities	10,616	82,932	248,229	65,434	14,684
1,478,119	350,804		509,047	490,975	478,097	211,436	117,206
		Consolidated:
5,056,142	2,388,627	Fixed index annuities	2,213,793	1,877,911	964,438	782,793	729,823
4,816	3,623	Annual reset fixed rate annuities	250	2,604	1,962	2,086	1,414
547,970	24,442	Multi-year fixed rate annuities	23,743	119,964	404,263	114,650	19,149
915	18,441	Single premium immediate annuities	210	278	427	494	1,915
5,609,843	2,435,133	Total before coinsurance ceded	2,237,996	2,000,757	1,371,090	900,023	752,301
2,335,186	682,461	Coinsurance ceded	871,661	825,526	637,999	286,445	253,446
$3,274,657	$1,752,672	Net after coinsurance ceded	$1,366,335	$1,175,231	$733,091	$613,578	$498,855
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of Coinsurance) Account Values at September 30, 2023:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%
Fixed Index Annuities	12.1	4.8	8.0%	$41,949,830	88.5%
Annual Reset Fixed Rate Annuities	7.2	1.5	3.1%	1,153,026	2.4%
Multi-Year Fixed Rate Annuities	3.9	1.2	6.9%	4,316,561	9.1%
Total	11.3	4.4	7.7%	$47,419,417	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2023
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Surrender Charge Percentages:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No surrender charge	$884,374	$4,935,647
0.0% < 2.0%	69,501	2,720,098
2.0% < 3.0%	21,420	3,207,130
3.0% < 4.0%	11,004	710,847
4.0% < 5.0%	6,347	2,913,937
5.0% < 6.0%	44,961	2,044,412
6.0% < 7.0%	72,481	2,386,991
7.0% < 8.0%	3,716,813	2,063,075
8.0% < 9.0%	322,400	3,543,497
9.0% < 10.0%	140,766	3,301,744
10.0% or greater	179,520	14,122,452
	$5,469,587	$41,949,830

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2023
Unaudited (Dollars in thousands)

Surrender Charge Expiration By Year:	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
Out of Surrender Charge	$5,820,021	0.00%
2023	1,758,500	4.68%
2024	3,655,105	4.51%
2025	4,894,123	3.59%
2026	4,439,164	5.12%
2027	3,855,433	6.50%
2028	3,916,461	7.93%
2029	3,892,192	9.37%
2030	3,599,233	10.97%
2031	3,680,800	13.05%
2032	3,147,057	13.74%
2033	3,345,772	15.83%
2034	642,054	17.52%
2035	332,756	18.16%
2036	191,196	18.61%
2037	119,832	19.12%
2038	100,996	19.60%
2039	28,722	20.00%
	$47,419,417	7.73%
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of September 30, 2023 for the $12.3 billion of account value of fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.26%.
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums on the $35.1 billion of account value allocated to index strategies, the cost of options would decrease by 1.59% based upon prices of options for the week ended September 30, 2023.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2023
Unaudited (Dollars in thousands)

Summary of Invested Assets

	September 30, 2023		December 31, 2022
	Carrying Amount	Percent	Carrying Amount	Percent
Fixed maturity securities:
U.S. Government and agencies	$162,885	0.4%	$169,071	0.4%
States, municipalities and territories	2,564,632	6.6%	3,822,943	8.5%
Foreign corporate securities and foreign governments	376,549	1.0%	616,938	1.4%
Corporate securities	15,327,047	39.2%	20,201,774	44.8%
Residential mortgage backed securities	1,179,159	3.0%	1,366,927	3.0%
Commercial mortgage backed securities	2,666,615	6.8%	3,447,075	7.6%
Other asset backed securities	4,544,208	11.6%	5,155,254	11.4%
Total fixed maturity securities	26,821,095	68.6%	34,779,982	77.1%
Mortgage loans on real estate	7,253,036	18.6%	6,778,977	15.0%
Real estate investments	1,302,185	3.3%	1,056,063	2.3%
Limited partnerships and limited liability companies	1,763,551	4.5%	1,266,779	2.8%
Derivative instruments	733,784	1.9%	431,727	1.0%
Other investments	1,207,672	3.1%	829,900	1.8%
Total investments, net of modified coinsurance investments	39,081,323	100.0%	45,143,428	100.0%
Coinsurance investments (a)	5,505,784		6,181,870
Total investments	$44,587,107		$51,325,298
(a)Investments held by American Equity Life in a segregated account to support liabilities reinsured under both coinsurance with funds withheld and modified coinsurance reinsurance agreements.
Credit Quality of Fixed Maturity Securities - September 30, 2023

NAIC Designation (b)	Amortized Cost	Carrying Amount	Percent	Rating Agency Rating (b)	Amortized Cost	Carrying Amount	Percent
1	$19,327,495	$16,056,424	60.0%	Aaa/Aa/A	$19,135,971	$15,898,906	59.4%
2	11,960,953	10,118,937	37.8%	Baa	12,120,183	10,243,694	38.3%
3	486,580	424,137	1.6%	Ba	465,323	408,223	1.6%
4	116,264	98,929	0.4%	B	134,646	113,734	0.4%
5	61,334	45,253	0.2%	Caa	72,400	55,761	0.2%
6	10,000	7,127	—%	Ca and lower	34,103	30,489	0.1%
	31,962,626	26,750,807	100.0%		31,962,626	26,750,807	100.0%
Coinsurance investments (a)	5,792,530	5,263,837		Coinsurance investments (a)	5,792,530	5,263,837
	$37,755,156	$32,014,644			$37,755,156	$32,014,644
(a)Investments held by American Equity Life in a segregated account to support liabilities reinsured under both coinsurance with funds withheld and modified coinsurance reinsurance agreements.
(b)The table excludes residual tranche securities that are not rated with an amortized cost of $58,394 and carrying amount of $70,288 as of September 30, 2023.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2023
Unaudited (Dollars in thousands)

Watch List Securities - September 30, 2023

General Description (a)	Amortized Cost	Allowance for Credit Losses	Amortized Cost, Net of Allowance	Net Unrealized Losses, Net of Allowance	Fair Value
States, municipalities and territories	$20,657	$—	$20,657	$(5,211)	$15,446
Corporate securities - Public securities	31,490	—	31,490	(3,174)	28,316
Corporate securities - Private placement securities	5,902	(2,911)	2,991	(1,220)	1,771
Residential mortgage backed securities	56,503	(97)	56,406	(9,757)	46,649
Commercial mortgage backed securities	140,270	—	140,270	(29,352)	110,918
Other asset backed securities	1,632	—	1,632	(17)	1,615
Collateralized loan obligations	159,599	(610)	158,989	(22,537)	136,452
	$416,053	$(3,618)	$412,435	$(71,268)	$341,167
(a)The watch list consists of all fixed maturity securities we have determined contain elevated credit risk, including those on which we have taken credit losses.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2023
Unaudited (Dollars in thousands)

Fixed Maturity Securities by Sector

	September 30, 2023		December 31, 2022
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available for sale:
U.S. Government and agencies	$172,650	$162,885	$173,638	$169,071
States, municipalities and territories	3,198,030	2,564,632	4,356,191	3,822,943
Foreign corporate securities and foreign governments	471,253	376,549	680,263	616,938
Corporate securities:
Capital goods	1,196,803	955,857	1,601,113	1,395,595
Consumer discretionary	3,986,069	3,098,900	5,086,479	4,320,219
Energy	898,830	777,821	1,219,370	1,111,891
Financials	5,912,712	4,993,005	6,467,052	5,634,229
Government non-guaranteed	172,445	140,264	202,740	179,440
Industrials	105,153	74,555	166,061	138,999
Information technology	951,613	751,771	1,344,461	1,160,067
Materials	838,165	662,877	1,169,188	1,021,288
Telecommunications	1,054,950	801,928	1,306,495	1,090,868
Transportation	872,240	728,781	1,100,681	975,393
Utilities	2,861,062	2,272,475	3,620,946	3,115,520
Other	71,761	68,813	58,184	58,265
Residential mortgage backed securities:
Government agency	741,965	666,154	806,999	754,349
Prime	359,188	292,854	387,838	334,613
Alt-A	54,056	52,653	54,910	58,091
Non-qualified mortgage	161,973	149,121	169,847	157,960
Other	18,355	18,377	62,235	61,914
Commercial mortgage backed securities:
Government agency	145,436	131,881	170,307	157,903
Non-agency	3,011,835	2,534,734	3,668,300	3,289,172
Other asset backed securities:
Auto	248,005	244,709	44,450	41,896
Consumer discretionary	567,460	527,291	122,068	118,843
Financials	307,945	282,731	283,238	252,493
Collateralized loan obligations	3,004,676	2,870,726	4,071,929	3,775,347
Other	636,390	618,751	1,005,440	966,675
	32,021,020	26,821,095	39,400,423	34,779,982
Coinsurance investments (a)	5,792,530	5,263,837	5,465,596	5,024,635
	$37,813,550	$32,084,932	$44,866,019	$39,804,617
(a)Investments held by American Equity Life in a segregated account to support liabilities reinsured under both coinsurance with funds withheld and modified coinsurance reinsurance agreements.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2023
Unaudited (Dollars in thousands)

Mortgage Loans on Real Estate

	September 30, 2023		December 31, 2022
	Principal	Percent	Principal	Percent
Property type distribution
Commercial mortgage loans:
Office	$248,345	3.4%	$277,767	4.1%
Retail	806,724	11.2%	878,352	13.0%
Industrial/Warehouse	887,129	12.3%	853,215	12.6%
Apartment	986,690	13.6%	893,910	13.2%
Hotel	285,271	3.9%	285,271	4.2%
Mixed Use/Other	77,140	1.1%	200,756	3.0%
Agricultural mortgage loans	585,020	8.1%	567,630	8.4%
Residential mortgage loans	3,359,939	46.4%	2,807,652	41.5%
	7,236,258	100.0%	6,764,553	100.0%
Coinsurance investments (a)	243,203		171,633
	$7,479,461		$6,936,186

	Commercial		Agricultural
	Amortized Cost	Average LTV	Amortized Cost	Average LTV
As of September 30, 2023:
Debt Service Coverage Ratio:
Greater than or equal to 1.5	$2,322,151	50%	$275,965	49%
Greater than or equal to 1.2 and less than 1.5	332,692	60%	247,369	52%
Greater than or equal to 1.0 and less than 1.2	575,795	47%	15,741	43%
Less than 1.0	56,421	54%	44,238	41%
	3,287,059	51%	583,313	50%
Coinsurance investments (a)	241,947	50%	—	—%
	$3,529,006	51%	$583,313	50%

As of December 31, 2022:
Debt Service Coverage Ratio:
Greater than or equal to 1.5	$2,358,793	53%	$266,695	45%
Greater than or equal to 1.2 and less than 1.5	505,644	61%	236,589	48%
Greater than or equal to 1.0 and less than 1.2	475,315	50%	15,075	39%
Less than 1.0	44,756	66%	47,604	33%
	3,384,508	54%	565,963	45%
Coinsurance investments (a)	170,050	61%	—	—%
	$3,554,558	54%	$565,963	45%
(a)Investments held by American Equity Life in a segregated account to support liabilities reinsured under both coinsurance with funds withheld and modified coinsurance reinsurance agreements.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2023
Unaudited (Dollars in thousands)

	September 30, 2023
	Commercial	Agricultural	Residential	Total
Credit exposure - by payment activity
Performing	$3,291,299	$585,020	$3,266,094	$7,142,413
In workout	—	—	—	—
Delinquent	—	—	93,845	93,845
Principal outstanding	3,291,299	585,020	3,359,939	7,236,258

Unamortized discounts and premiums, net	(958)	—	67,138	66,180
Deferred fees and costs, net	(3,282)	(1,707)	669	(4,320)
Amortized cost	3,287,059	583,313	3,427,746	7,298,118

Valuation allowance	(21,802)	(1,105)	(22,175)	(45,082)
Carrying value	3,265,257	582,208	3,405,571	7,253,036

Coinsurance investments (a)	241,947	—	—	241,947
	$3,507,204	$582,208	$3,405,571	$7,494,983

	December 31, 2022
	Commercial	Agricultural	Residential	Total
Credit exposure - by payment activity
Performing	$3,389,271	$564,495	$2,773,251	$6,727,017
In workout	—	—	—	—
Delinquent	—	3,135	34,401	37,536
Principal outstanding	3,389,271	567,630	2,807,652	6,764,553

Unamortized discounts and premiums, net	—	—	55,917	55,917
Deferred fees and costs, net	(4,763)	(1,667)	1,909	(4,521)
Amortized cost	3,384,508	565,963	2,865,478	6,815,949

Valuation allowance	(22,428)	(1,021)	(13,523)	(36,972)
Carrying value	3,362,080	564,942	2,851,955	6,778,977

Coinsurance investments (a)	170,050	—	—	170,050
	$3,532,130	$564,942	$2,851,955	$6,949,027
(a)Investments held by American Equity Life in a segregated account to support liabilities reinsured under both coinsurance with funds withheld and modified coinsurance reinsurance agreements.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2023

Shareholder Information

	A.M. Best	S&P	Fitch
Financial Strength Ratings
American Equity Investment Life Insurance Company	A- (watch)	A- (watch)	A- (stable)
American Equity Investment Life Insurance Company of New York	A- (watch)	A- (watch)	A- (stable)
Eagle Life Insurance Company	A- (watch)	A- (watch)	A- (stable)

Credit Ratings
American Equity Investment Life Holding Company	bbb- (watch)	BBB- (watch)	BBB
Senior unsecured debt	bbb- (watch)	BBB-	BBB-
Perpetual, non-cumulative preferred stock	bb (watch)	BB	BB
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
Steven Schwartz, Head of Investor Relations
(515) 273-3763, sschwartz@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2023
First Quarter	$48.37	$31.57	$36.49	$0.00
Second Quarter	$53.68	$35.22	$52.11	$0.00
Third Quarter	$54.44	$51.73	$53.64	$0.00

2022
First Quarter	$44.49	$35.05	$39.91	$0.00
Second Quarter	$42.18	$32.65	$36.57	$0.00
Third Quarter	$43.55	$33.22	$37.29	$0.00
Fourth Quarter	$46.76	$28.05	$45.62	$0.36

2021
First Quarter	$32.54	$26.21	$31.53	$0.00
Second Quarter	$33.68	$29.18	$32.32	$0.00
Third Quarter	$33.79	$27.12	$29.57	$0.00
Fourth Quarter	$39.88	$29.46	$38.92	$0.34
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Steven Schwartz, Head of Investor Relations, at (515) 273-3763 or by visiting our website at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2023

Research Analyst Coverage
Thomas Gallagher
Evercore ISI
(212) 446-9439
thomas.gallagher@evercoreisi.com
Suneet Kamath
Jefferies
(212) 778-8602
skamath@jefferies.com
Ryan Krueger
Keefe, Bruyette & Woods
(860) 722-5930
rkrueger@kbw.com

John Barnidge
Piper Sandler & Co.
(312) 281-3412
John.Barnidge@psc.com
Wilma Burdis
Raymond James & Associates, Inc.
(727) 567-9371
wilma.burdis@raymondjames.com
Mark Hughes
Truist Securities
(615) 748-4422
mark.hughes@research.truist.com